UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05019

Exact name of registrant as specified in charter:	Nicholas-Applegate Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1 – Reports to Stockholders

DECEMBER 31, 2007	ANNUAL REPORT

Nicholas-Applegate® Growth Equity Fund

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 15, 2008

Dear Shareholder:

On the following pages, you’ll find your Fund’s annual report, including a table showing fund performance for its fiscal year and for longer periods. The report also contains a listing of the Fund’s holdings at period-end.

Mutual fund prices and returns will rise or fall over time, and asset managers tend to have periods when they perform better or worse than their long-term average. The best measures of a mutual fund’s quality are its return compared to that of similar investments and the variability of its return over the long term. We recommend that you review your portfolio regularly with your financial adviser.

Sincerely,

Robert F. Gunia, President

Nicholas-Applegate Fund, Inc.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Nicholas-Applegate® Growth Equity Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.82%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%. Net operating expenses apply to: Class A, 1.52%; Class B, 2.27%; Class C, 2.27%; Class Z, 1.27%, after contractual reduction through 4/30/2009.

Cumulative Total Returns as of 12/31/07
	One Year	Five Years	Ten Years
Class A	7.48%	92.70%	41.62%
Class B	6.67	85.17	30.78
Class C	6.67	85.17	30.78
Class Z	7.80	94.77	45.24
Russell Midcap® Growth Index[1]	11.43	127.79	107.79
S&P MidCap 400 Index[2]	7.98	111.81	188.99
Lipper Mid-Cap Growth Funds Avg.[3]	16.48	115.71	121.98

Average Annual Total Returns[4] as of 12/31/07
	One Year	Five Years	Ten Years
Class A	1.57%	12.74%	2.96%
Class B	1.67	12.99	2.72
Class C	5.67	13.11	2.72
Class Z	7.80	14.26	3.80
Russell Midcap® Growth Index[1]	11.43	17.90	7.59
S&P MidCap 400 Index[2]	7.98	16.20	11.20
Lipper Mid-Cap Growth Funds Avg.[3]	16.48	16.44	7.78

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

2The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives an indication of how mid-cap stock prices have performed.

3The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

4The average annual total returns do take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell Midcap® Growth Index and the S&P MidCap 400 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/07
Cummins, Inc., Diversified Machinery	2.3%
Diamond Offshore Drilling, Inc., Oil & Gas Drilling	2.0
Continental Resources, Inc., Oil & Gas Exploration & Production	2.0
MEMC Electronic Materials, Inc., Semiconductors	1.9
L-3 Communications Holdings, Inc., Electronic Components	1.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/07
Oil & Gas Drilling	7.5%
Chemicals	6.2
Semiconductors	5.9
Diversified Machinery	5.4
Electronics	4.5

Industry weightings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

Strategy and Performance Overview

How did the Fund perform?

For the 12 months ended December 31, 2007, the Nicholas-Applegate Growth Equity Fund Class A shares gained 7.48%, trailing the 7.98% return of the S&P MidCap 400 Index, the 11.43% return of its benchmark Russell Midcap Growth Index, and the 16.48% return of the Lipper Mid-Cap Growth Funds Average.

What were conditions like in the stock market?

Wall Street overcame a gale of headwinds in 2007, with most major market gauges ending the year in the black. The Dow Jones Industrial Average advanced 8.8%. The S&P 500 Index and Nasdaq Composite Index returned 5.5% and 9.8%, respectively. Advancing shares were concentrated at the large end of the capitalization spectrum, as the worst housing market bust since the Great Depression drove investors toward bigger, more liquid companies. The Federal Reserve (the Fed) trimmed its target for the federal funds rate charged on overnight loans between banks on three occasions during the second half of the year in an effort to keep the economy growing.

Wall Street exited the first quarter with mixed results, as investor complacency shifted to alarm amid the sharpest spike in volatility on record. The period began optimistically after economic reports revealed the strongest retail sales in five months and consumer confidence at a five-year high. Nonetheless, a steep sell-off in China in late February soured investors’ appetite for risk, and sparked concern that other markets, including the U.S., were overvalued. Shares plunged as fear spread, and the Dow Jones Industrial Average recorded its worst single-day loss since September 2001. Although equities rebounded in March, investors stayed on edge due to mixed signals on the Fed’s monetary policy, and concerns over the housing market.

Equities headed north during the second quarter on a surge of merger and acquisition activity, better-than-expected corporate earnings, and signs the economy was improving. U.S. stocks registered strong gains, with market barometers including the Dow Jones Industrial Average, S&P 500 Index and Russell 2000 Index rising to new peaks. The Fed kept interest rates steady throughout the period, reiterating that inflation remained central bankers’ predominant concern. That position lost some credence on the final business day of the quarter, when the Commerce Department reported the core personal consumption expenditures (PCE) index rose just 1.9% in May. It marked the first time in three years that inflation was within the generally recognized Fed inflation comfort zone of 1%–2% annually.

Stocks continued an upward trend in the third quarter, with the Dow Jones Industrial Average, S&P 500 Index and Russell 2000 Index again rising to new peaks. However, a sharp acceleration in home mortgage defaults jolted financial markets. Reports of

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massive, irregular share price movements rippled down Wall Street. On August 17, in an unscheduled meeting, the Fed stepped in, cutting the discount rate charged on direct loans to banks by half a percentage point. Stocks rebounded, but new signs of weakness emerged. On September 18, the Fed acted more forcefully, slashing its target for the federal funds rate by half a percentage point and the discount rate by the same amount. Stocks rallied, closing the month with the biggest September advance since the Clinton presidency.

Market turbulence reappeared during the fourth quarter, quashing Wall Street’s hopes for a holiday rally. The period began favorably. Minutes from the September 18 Fed meeting revealed an apprehensive central bank concerned that the housing correction might mushroom into a full-blown recession. Investors correctly bet on a rate cut at the October 31 Fed meeting. However, gains weren’t sustainable. In November, weak financial news pushed share prices down again. Media reports revealed approximately $66 billion in mortgage-related corporate write-downs and losses, oil near $100 a barrel, and an upward trend in jobless claims. The Fed cut short-term rates again in December. Stocks stabilized as the new year approached, but Wall Street remained skittish. On December 31, the Dow Jones Industrial Average closed with its first fourth quarter loss in 10 years.

Corporate profits, a pillar of support in 2006, increasingly weighed on investor sentiment during 2007. The first half of the year went well: S&P 500 earnings growth averaged nearly 9%. However, predictions for the second half of the year were much bleaker. As of December 31, Thomson Financial saw profits falling more than 9% during the third quarter with another decline predicted for the fourth quarter. If correct, the back-to-back retrenchment marks the first for Wall Street in nearly six years. U.S. exporters benefited from a fall in the U.S. dollar in 2007. Subsequently, the U.S. dollar lost value versus the euro, and continued its slide against the Canadian dollar, the Australian dollar and the Japanese yen.

As measured by the Russell family of indexes, large- and mid-cap stocks closed 2007 with similar, positive returns. Small-cap stocks generally lost ground, while growth stocks outperformed value stocks by a wide margin. In the Russell Midcap indexes, the spread between the two styles was noteworthy. For the year, the benchmark Russell Midcap Growth Index returned 11.43% compared to –1.42% for the Russell Midcap Value Index. Within the mid-cap universe, seven of 10 sectors advanced, led by gains among energy companies and a strong advance in materials. Financial and consumer discretionary companies lagged significantly.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

Strategy and Performance Overview (continued)

What factors affected the Fund?

Mid-size company stocks rallied during the first quarter, with the Fund’s gains outpacing those of its benchmark Russell Midcap Growth Index by a fair margin. Most of the first quarter’s relative outperformance was attributable to strong stock selection, particularly among consumer discretionary, consumer staples, and utilities companies. Within the consumer discretionary sector, toy-maker Mattel, diet company NutriSystem, and retailer GameStop all advanced on strong earnings results and positive sales trends. In the information technology category, semiconductor firm MEMC Electronic Materials rose on strong fundamentals in the polysilicon wafer business. Stock selection was slightly negative in the financials and industrials sectors.

Mid-cap shares notched a third consecutive period of gains in the second quarter. While the Fund lagged its benchmark, it retained its lead on a year-to-date basis. Relative underperformance was primarily attributable to stock selection, with the information technology, healthcare and industrials sectors detracting most. In information technology, storage device manufacturers Network Appliance and Brocade both traded down on weaker-than-expected earnings. Software distributor Digital River also declined on weak earnings guidance due to order delays from Microsoft and Symantec. Stock selection among energy and materials firms helped performance.

The medicinal effect of the Fed’s interest rate cuts allayed fears of a global liquidity crunch during the third quarter. The Fund and its benchmark both advanced, although the benchmark return was higher. Returns relative to the benchmark were driven by stock selection, particularly among healthcare and financials firms. In the healthcare sector, drug names King Pharmaceuticals and Forest Labs detracted from performance due to lackluster sales and patent expiration concerns. In the financials sector, specialty insurer Assurant declined after receiving a Wells notice from the SEC related to its sales practices. Stock selection was positive in the telecommunication services sector.

As renewed concerns over the health of the economy lingered, equities turned south during the fourth quarter. Both the Fund and its benchmark Russell Midcap Growth Index lost ground, with Fund results slightly trailing those of its benchmark. Stock selection generally detracted from performance, most notably in the industrials, financials and healthcare sectors. In industrials, Avis Budget declined due to stalling car rental trends and a decreased likelihood the company would participate in a leveraged buyout deal. In financials, REIT Jones Lang LaSalle declined due to deteriorating macro-trends for real estate-related firms. Oil and gas exploration

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company Continental Resources was a strong contributor for the Fund, advancing firmly during the quarter on solid earnings results and favorable industry fundamentals.

Relative to its benchmark Russell Midcap Growth Index, the Fund was underweight to the utilities, healthcare, and consumer staples sectors and overweight the industrials, energy, and materials sectors.

In closing, our process evaluates investment opportunities on a relative basis and the Fund is required to remain fully invested. As such, the process neither uses nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the benchmark Russell Midcap Growth Index in both up and down markets. We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will enable the Fund to produce strong results for shareholders over the long term.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2007, at the beginning of the period, and held through the six-month period ended December 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nicholas-Applegate Fund, Inc./ Nicholas-Applegate Growth Equity Fund		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$964.90	1.43%	$7.08
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27

Class B	Actual	$1,000.00	$961.50	2.18%	$10.78
	Hypothetical	$1,000.00	$1,014.22	2.18%	$11.07

Class C	Actual	$1,000.00	$961.50	2.18%	$10.78
	Hypothetical	$1,000.00	$1,014.22	2.18%	$11.07

Class Z	Actual	$1,000.00	$966.10	1.18%	$5.85
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

Portfolio of Investments

as of December 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%
COMMON STOCKS
BASIC MATERIALS 10.3%

Chemicals 6.2%
47,300	Celanese Corp. (Class A Stock)	$2,001,736
9,200	Eastman Chemical Co.	562,028
29,200	Lubrizol Corp. (The)	1,581,472
16,400	Sherwin-Williams Co. (The)	951,856
44,900	Terra Industries, Inc.(a)	2,144,424

		7,241,516

Metal Fabricate 1.2%
10,200	Precision Castparts Corp.	1,414,740

Steel 2.9%
44,000	AK Steel Holding Corp.(a)	2,034,560
15,500	Allegheny Technologies, Inc.	1,339,200

		3,373,760
COMMUNICATIONS 3.4%

Internet 1.4%
19,300	Akamai Technologies, Inc.(a)	667,780
30,900	Expedia, Inc.(a)	977,058

		1,644,838

Telecommunications 2.0%
66,800	ADC Telecommunications, Inc.(a)	1,038,740
37,400	Juniper Networks, Inc.(a)	1,241,680

		2,280,420
CONSUMER CYCLICAL 11.6%

Airlines 0.5%
39,200	AMR Corp.(a)	549,976

Apparel 0.6%
10,300	NIKE, Inc. (Class B Stock)	661,672

Auto Manufactures 1.5%
37,400	Oshkosh Truck Corp.	1,767,524

Auto Parts and Equipment 0.8%
31,500	Goodyear Tire & Rubber Co. (The)(a)	888,930

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Portfolio of Investments

as of December 31, 2007 continued

Shares	Description	Value (Note 1)

Consumer Products & Services 0.7%
10,400	Whirlpool Corp.	$848,952

Distribution/Wholesale 1.3%
34,000	Genuine Parts Co.	1,574,200

Home Builders 0.8%
26,000	Thor Industries, Inc.	988,260

Lodging 1.1%
11,400	Wynn Resorts Ltd.	1,278,282

Restaurants 1.3%
57,100	Wendy’s International, Inc.	1,475,464

Retail & Merchandising 2.1%
41,300	Dollar Tree Stores, Inc.(a)	1,070,496
22,500	GameStop Corp. (Class A Stock)(a)	1,397,475

		2,467,971

Specialty Retail 0.9%
31,900	CBRL Group, Inc.	1,033,241
CONSUMER NON-CYCLICAL 12.8%

Commercial Services 2.0%
15,600	Apollo Group, Inc. (Class A Stock)(a)	1,094,340
31,500	Hewitt Associates, Inc. (Class A Stock)(a)	1,206,135

		2,300,475

Food 0.5%
39,300	Tyson Foods, Inc. (Class A Stock)	602,469

Healthcare Products 2.2%
9,600	Hologic, Inc.(a)	658,944
5,700	Intuitive Surgical, Inc.(a)	1,849,650

		2,508,594

Healthcare Services 2.0%
9,900	DaVita, Inc.(a)	557,865
37,600	Health Net, Inc.(a)	1,816,080

		2,373,945

Household Products/Wares 0.5%
10,500	Church & Dwight Co., Inc.	567,735

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Medical Supplies & Equipment 0.7%
11,800	Zimmer Holdings, Inc.(a)	$780,570

Other Commercial/Industrial Services 1.5%
89,550	Rollins, Inc.	1,719,360

Pharmaceuticals 3.4%
43,900	Forest Laboratories, Inc.(a)	1,600,155
20,800	Onyx Pharmaceuticals, Inc.(a)	1,156,896
46,200	Sepracor, Inc.(a)	1,212,750

		3,969,801
CONSUMER NON-DURABLE 0.9%

Drugs & Healthcare 0.9%
13,700	Humana, Inc.(a)	1,031,747
ENERGY 18.0%

Coal 1.4%
27,500	Peabody Energy Corp.	1,695,100

Energy - Alternate Sources 1.2%
5,100	First Solar, Inc.(a)	1,362,414

Oil & Gas Drilling 7.5%
21,600	Atwood Oceanics, Inc.(a)	2,165,184
16,700	Diamond Offshore Drilling, Inc.	2,371,400
35,800	ENSCO International, Inc.	2,134,396
54,900	Patterson-UTI Energy, Inc.	1,071,648
27,800	Pride International, Inc.(a)	942,420

		8,685,048

Oil & Gas Equipment & Services 3.1%
45,200	Dresser-Rand Group, Inc.(a)	1,765,060
24,800	National Oilwell Varco, Inc.(a)	1,821,808

		3,586,868

Oil & Gas Exploration & Production 3.0%
88,400	Continental Resources, Inc.(a)	2,309,892
26,300	Unit Corp.(a)	1,216,375

		3,526,267

Pipelines 1.8%
120,000	El Paso Corp.	2,068,800

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Portfolio of Investments

as of December 31, 2007 continued

Shares	Description	Value (Note 1)

FINANCIAL SERVICES 6.8%

Diversified Financial Services 1.9%
59,500	Fifth Third Bancorp	$1,495,235
3,900	IntercontinentalExchange, Inc.(a)	750,750

		2,245,985

Financial/Business Services 1.5%
19,900	Dun & Bradstreet Corp. (The)	1,763,737

Insurance 1.2%
47,575	W.R. Berkley Corp.	1,418,211

Real Estate Investment Trusts 2.2%
16,000	Jones Lang LaSalle, Inc.	1,138,560
22,000	ProLogis	1,394,360

		2,532,920
INDUSTRIALS 21.1%

Aerospace & Defense 3.0%
28,600	Rockwell Collins, Inc.	2,058,342
40,300	Spirit AeroSystems Holdings, Inc. (Class A Stock)(a)	1,390,350

		3,448,692

Containers & Packaging 1.0%
25,500	Ball Corp.	1,147,500

Diversified Machinery 5.4%
28,800	AGCO Corp.(a)	1,957,824
21,000	Cummins, Inc.	2,674,770
35,100	Ingersoll-Rand Co. Ltd. (Class A Stock)	1,631,097

		6,263,691

Diversified Manufacturing 2.7%
38,900	Dover Corp.	1,792,901
21,100	Teleflex, Inc.	1,329,511

		3,122,412

Electronics 4.5%
52,300	Avnet, Inc.(a)	1,828,931
15,800	Belden, Inc.	703,100

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

7,900	Garmin Ltd.	$766,300
16,700	Mettler-Toledo International, Inc.(a)	1,900,460

		5,198,791

Engineering/Construction 1.0%
7,900	Foster Wheeler Ltd.(a)	1,224,658

Environmental Control 2.4%
38,300	Republic Services, Inc.	1,200,705
48,700	Waste Management, Inc.	1,591,029

		2,791,734

Hand/Machine Tools 1.1%
27,000	Snap-On, Inc.	1,302,480
TECHNOLOGY 14.4%

Computer Services & Software 1.0%
45,200	Network Appliance, Inc.(a)	1,128,192

Electronic Components 4.1%
23,700	Hubbell, Inc. (Class B Stock)	1,222,920
21,100	L-3 Communications Holdings, Inc.	2,235,334
27,900	Thomas & Betts Corp.(a)	1,368,216

		4,826,470

Semiconductors 5.9%
36,600	Analog Devices, Inc.	1,160,220
37,700	Broadcom Corp. (Class A Stock)(a)	985,478
58,100	Intergrated Device Technology, Inc.(a)	657,111
27,000	Intersil Corp. (Class A Stock)	660,960
25,400	MEMC Electronic Materials, Inc.(a)	2,247,646
35,750	NVIDIA Corp.(a)	1,216,215

		6,927,630

Software 3.4%
31,300	Autodesk, Inc.(a)	1,557,488
95,100	Compuware Corp.(a)	844,488

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Portfolio of Investments

as of December 31, 2007 continued

Shares	Description	Value (Note 1)

10,500	Electronic Arts, Inc.(a)	$613,305
4,300	MasterCard, Inc. (Class A Stock)	925,360

		3,940,641
	TOTAL INVESTMENTS 99.3% (cost $106,312,939; Note 5)	115,552,683
	Other assets in excess of liabilities 0.7%	805,639

	NET ASSETS 100%	$116,358,322

(a)	Non-income producing security.

See Notes to Financial Statements.

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The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as December 31, 2007 was as follows:

Oil & Gas Drilling	7.5%
Chemicals	6.2
Semiconductors	5.9
Diversified Machinery	5.4
Electronics	4.5
Electronic Components	4.1
Pharmaceuticals	3.4
Software	3.4
Oil & Gas Equipment & Services	3.1
Aerospace & Defense	3.0
Oil & Gas Exploration & Production	3.0
Steel	2.9
Diversified Manufacturing	2.7
Environmental Control	2.4
Real Estate Investment Trusts	2.2
Healthcare Products	2.2
Retail & Merchandising	2.1
Healthcare Services	2.0
Commercial Services	2.0
Telecommunications	2.0
Diversified Financial Services	1.9
Pipelines	1.8
Auto Manufactures	1.5
Financial/Business Services	1.5
Other Commercial/Industrial Services	1.5
Coal	1.4
Internet	1.4
Distribution/Wholesale	1.3
Restaurants	1.3
Insurance	1.2
Metal Fabricate	1.2
Energy–Alternate Sources	1.2
Hand/Machine Tools	1.1
Lodging	1.1
Engineering/Construction	1.0
Containers & Packaging	1.0
Computer Services & Software	1.0
Specialty Retail	0.9
Drugs & Healthcare	0.9
Home Builders	0.8
Auto Parts and Equipment	0.8
Consumer Products & Services	0.7
Medical Supplies & Equipment	0.7
Apparel	0.6
Food	0.5

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	17

Portfolio of Investments

as of December 31, 2007 continued

Industry (cont’d.)
Household Products/Wares	0.5%
Airlines	0.5

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2007	ANNUAL REPORT

Nicholas-Applegate Fund, Inc./

Nicholas-Applegate Growth Equity Fund

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments, at value (cost $106,312,939)	$115,552,683
Cash	1,348,953
Dividends receivable	75,946
Receivable for Fund shares sold	40,472
Prepaid expenses	27,657

Total assets	117,045,711

Liabilities
Payable for Fund shares reacquired	289,500
Accrued expenses and other liabilities	280,877
Management fee payable	69,840
Distribution fee payable	35,072
Transfer Agent fee payable	12,100

Total liabilities	687,389

Net Assets	$116,358,322

Net assets were comprised of:
Common stock, at par	$93,100
Paid-in capital, in excess of par	306,547,342

306,640,442
Accumulated net realized loss on investment transactions	(199,521,864)
Net unrealized appreciation on investments	9,239,744

Net assets, December 31, 2007	$116,358,322

See Notes to Financial Statements.

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Class A
Net asset value and price per share ($96,550,811 ÷ 7,461,603 shares of common stock issued and outstanding)	$12.94
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price to public	$13.69

Class B
Net asset value, offering price and redemption price per share ($13,319,154 ÷ 1,299,704 shares of common stock issued and outstanding)	$10.25

Class C
Net asset value, offering price and redemption price per share ($2,813,292 ÷ 274,571 shares of common stock issued and outstanding)	$10.25

Class Z
Net asset value, offering price and redemption price per share ($3,675,065 ÷ 274,081 shares of common stock issued and outstanding)	$13.41

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Statement of Operations

Year Ended December 31, 2007

Net Investment Loss
Income
Unaffiliated dividend income	$1,032,444
Unaffiliated interest income	42,856

1,075,300

Expenses
Management fee	881,682
Distribution fee—Class A	253,094
Distribution fee—Class B	185,136
Distribution fee—Class C	32,477
Transfer agent’s fees and expenses (including affiliated expenses of $215,000)	320,000
Legal fees and expenses	100,000
Directors’ fees	80,000
Custodian’s fees and expenses	52,000
Registration fees	45,000
Reports to shareholders	40,000
Insurance	35,000
Audit fees and expenses	33,000
Loan interest expense (Note 7)	879
Miscellaneous	13,872

Total expenses	2,072,140

Net investment loss	(996,840)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	15,947,553
Net change in unrealized appreciation (depreciation) on investments	(5,611,362)

Net gain on investments	10,336,191

Net Increase In Net Assets Resulting From Operations	$9,339,351

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(996,840)	$(1,138,869)
Net realized gain on investment transactions	15,947,553	18,604,137
Net change in unrealized appreciation (depreciation) on investments	(5,611,362)	(1,393,157)

Net increase in net assets resulting from operations	9,339,351	16,072,111

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	7,886,269	4,819,976
Cost of shares reacquired	(26,417,689)	(31,939,232)

Net decrease in net assets from Fund share transactions	(18,531,420)	(27,119,256)

Total decrease	(9,192,069)	(11,047,145)

Net Assets
Beginning of year	125,550,391	136,597,536

End of year	$116,358,322	$125,550,391

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	23

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Fund is an open-end, diversified, management investment company. The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI”), in consultation with the subadviser(s) to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Company’s Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or others reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007, there were no securities valued in accordance with such procedures.

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Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to shareholders. Therefore, no tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (“NACM” or “Subadviser”); NACM furnishes investment

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Notes to Financial Statements

continued

advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prior to May 31, 2004, the management fee paid to PI was computed daily and payable monthly at an annual rate of up to .95% of the Fund’s average daily net assets and PI paid NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. Effective June 1, 2004, NACM amended the voluntary fee waiver arrangement (which was in effect through May 31, 2004) to a contractual waiver through April 30, 2006. Under the amended agreement, the management fee paid to PI was computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $40 million of average daily net assets and .70 of 1% in excess of $65 million. PI paid NACM a fee at the annual rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 of 1% of the next $40 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $65 million. Effective May 1, 2006 through April 30, 2009, PI and NACM agreed to a contractual waiver to reduce the management fee paid to PI to .70 of 1% of average daily net assets and the subadvisory rate paid by PI to NACM to .50 of 1% of average daily net assets. During the year ended December 31, 2007, PI earned $881,682 in management fees of which it paid $629,773 to NACM under the foregoing agreements. The effective management fee rate was 0.70% for the year ended December 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

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Such expenses under the Plans were .25 of 1% of average daily net assets of the Class A shares and 1.00% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2007.

PIMS has advised the Fund that it has received approximately $24,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2007. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2007, it received approximately $10, $24,600 and $37 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and C shareholders, respectively.

PI and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended December 31, 2007, the Fund incurred approximately $66,400, in total networking fees, of which $49,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2007, Wachovia Securities, LLC, an affiliate of PI, earned approximately $5,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments for the year ended December 31, 2007 were $160,158,966 and $180,039,972, respectively.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Notes to Financial Statements

continued

Note 5. Tax Information

In order to present accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investment transactions. For the year ended December 31, 2007, the adjustments were to decrease accumulated net investment loss by $996,840, decrease accumulated net realized loss on investment transactions by $10,500 and to decrease paid-in capital in excess of par by $1,007,340 due to net operating loss and investments in REITs. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006, respectively.

As of December 31, 2007 there were no distributable earnings on a tax basis.

As of December 31, 2007, the capital loss carryforward for tax purposes was approximately $199,514,000 of which $123,948,000 expires in 2009 and $75,566,000 expires in 2010. During the fiscal year ended December 31, 2007, the Fund utilized approximately $15,948,000 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$106,320,943	$16,647,456	$7,415,716	$9,231,740

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The differences between book and tax basis are attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, however the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential. Class B and Class C are not subject to front-end sales charge but are subject to CDSC. Class B shares redeemed within six years of purchase are subject to CDSC. The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2007:
Shares sold	354,955	$4,592,641
Shares reacquired	(1,599,193)	(20,805,273)

Net increase (decrease) in shares outstanding before conversion	(1,244,238)	(16,212,632)
Shares issued upon conversion from Class B	498,789	6,450,648

Net increase (decrease) in shares outstanding	(745,449)	$(9,761,984)

Year ended December 31, 2006:
Shares sold	275,962	$3,102,509
Shares reacquired	(2,141,082)	(24,076,300)

Net increase (decrease) in shares outstanding before conversion	(1,865,120)	(20,973,791)
Shares issued upon conversion from Class B	319,803	3,586,496

Net increase (decrease) in shares outstanding	(1,545,317)	$(17,387,295)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	29

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended December 31, 2007:
Shares sold	89,703	$926,874
Shares reacquired	(398,714)	(4,104,575)

Net increase (decrease) in shares outstanding before conversion	(309,011)	(3,177,701)
Shares reacquired upon conversion into Class A	(627,890)	(6,450,648)

Net increase (decrease) in shares outstanding	(936,901)	$(9,628,349

Year ended December 31, 2006:
Shares sold	132,694	$1,193,508
Shares reacquired	(578,570)	(5,204,925)

Net increase (decrease) in shares outstanding before conversion	(445,876)	(4,011,417)
Shares reacquired upon conversion into Class A	(399,761)	(3,586,496)

Net increase (decrease) in shares outstanding	(845,637)	$(7,597,913)

Class C
Year ended December 31, 2007:
Shares sold	23,773	$247,176
Shares reacquired	(100,797)	(1,052,053)

Net increase (decrease) in shares outstanding	(77,024)	$(804,877)

Year ended December 31, 2006:
Shares sold	41,762	$378,554
Shares reacquired	(161,204)	(1,466,105)

Net increase (decrease) in shares outstanding	(119,442)	$(1,087,551)

Class Z
Year ended December 31, 2007:
Shares sold	150,047	$2,119,578
Shares reacquired	(34,144)	(455,788)

Net increase (decrease) in shares outstanding	115,903	$1,663,790

Year ended December 31, 2006:
Shares sold	12,614	$145,405
Shares reacquired	(104,679)	(1,191,902)

Net increase (decrease) in shares outstanding	(92,065)	$(1,046,497)

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the fiscal year ended December 31, 2007. The average daily balance for the 5 days the Fund had debt outstanding during the year was approximately $1,106,800 at a weighted average interest rate of approximately 5.72%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	31

Financial Highlights

Class A
Year Ended December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.03

Income From Investment Operations:
Net investment loss(d)	(.08)
Net realized and unrealized gain on investment transactions	.99

Total from investment operations	.91

Net asset value, end of year	$12.94

Total Return(a)	7.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$96,551
Average net assets (000)	$101,340
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.52%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment loss	(.66%)
For Class A, B, C, and Z shares:
Portfolio turnover	128%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund for the year ended December 31, 2007 has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09%), respectively, for the year ended December 31, 2004 and 1.90% and (1.67%), respectively, for the year ended December 31, 2003.
(d)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006	2005	2004		2003

$10.62	$9.53	$8.35		$6.71

(.08)	(.11)	(.09)		(.12)
1.49	1.20	1.27		1.76

1.41	1.09	1.18		1.64

$12.03	$10.62	$9.53		$8.35

13.28%	11.44%	14.13%		24.44%

$98,740	$103,528	$113,469		$118,846
$100,811	$104,991	$112,356		$113,836

1.58%	1.86%	1.77	%(c)	1.81	%(c)
1.37%	1.65%	1.56	%(c)	1.60	%(c)
(.70%)	(.89%)	(1.02	%)(c)	(1.58	%)(c)

108%	113%	206%		248%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Financial Highlights

continued

Class B
Year Ended December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.60

Income From Investment Operations:
Net investment loss(c)	(.14)
Net realized and unrealized gain on investment transactions	.79

Total from investment operations	.65

Net asset value, end of year	$10.25

Total Return(a)	6.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,319
Average net assets (000)	$18,513
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment loss	(1.43%)

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.47%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006	2005	2004		2003

$8.54	$7.72	$6.82		$5.53

(.13)	(.17)	(.13)		(.14)
1.19	.99	1.03		1.43

1.06	.82	.90		1.29

$9.60	$8.54	$7.72		$6.82

12.41%	10.62%	13.20%		23.33%

$21,469	$26,308	$31,691		$36,953
$24,522	$28,229	$33,020		$38,686

2.37%	2.65%	2.56	%(b)	2.60	%(b)
1.37%	1.65%	1.56	%(b)	1.60	%(b)
(1.49%)	(.90%)	(1.82	%)(b)	(2.38	%)(b)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

Financial Highlights

continued

Class C
Year Ended December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.60

Income From Investment Operations:
Net investment loss(c)	(.14)
Net realized and unrealized gain on investment transactions	.79

Total from investment operations	.65

Net asset value, end of year	$10.25

Total Return(a)	6.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,813
Average net assets (000)	$3,248
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment loss	(1.42%)

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006	2005	2004		2003

$8.54	$7.72	$6.82		$5.53

(.13)	(.18)	(.13)		(.14)
1.19	1.00	1.03		1.43

1.06	.82	.90		1.29

$9.60	$8.54	$7.72		$6.82

12.41%	10.62%	13.20%		23.33%

$3,374	$4,021	$5,761		$6,765
$3,648	$4,661	$6,089		$6,588

2.37%	2.65%	2.56	%(b)	2.60	%(b)
1.37%	1.65%	1.56	%(b)	1.60	%(b)
(1.49%)	(.90%)	(1.82	%)(b)	(2.37	%)(b)

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	37

Financial Highlights

continued

Class Z
Year Ended December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.43

Income From Investment Operations:
Net investment loss(c)	(.05)
Net realized and unrealized gain on investment transactions	1.03

Total from investment operations	.98

Net asset value, end of year	$13.41

Total Return(a)	7.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,675
Average net assets (000)	$2,850
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.27%
Expenses, excluding distribution and service (12b-1) fees	1.27%
Net investment loss	(.36%)

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (0.90%), respectively, for the year ended December 31, 2004 and 1.69% and (1.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Class Z
Year Ended December 31,
2006	2005	2004		2003

$10.95	$9.81	$8.58		$6.88

(.06)	(.10)	(.07)		(.10)
1.54	1.24	1.30		1.80

1.48	1.14	1.23		1.70

$12.43	$10.95	$9.81		$8.58

13.52%	11.62%	14.47%		24.56%

$1,967	$2,740	$3,243		$4,326
$2,416	$2,830	$3,532		$4,523

1.37%	1.65%	1.56	%(b)	1.60	%(b)
1.37%	1.65%	1.56	%(b)	1.60	%(b)
(.49%)	(.89%)	(.83	%)(b)	(1.37	%)(b)

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Nicholas-Applegate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2005, were audited by another independent registered public accounting firm whose report dated February 6, 2006, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nicholas-Applegate Growth Equity Fund as of December 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2008

40	Visit our website at www.prudential.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the “Manager”).

Independent Directors**

Dann V. Angeloff (72), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisors) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 1999) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust); Trustee, Bjurman, Barry Funds (since 2004) (Micro and Small Cap Growth Fund).

Fred C. Applegate (62), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Private Investor. Formerly President, Chairman and Nicholas-Applegate Capital Management Director (August 1984-December 1991). Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (54), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Coburn Capital (consulting) (since 1991); Executive Vice President, Nations Academy (2007-present); formerly EVP Edison Schools, Inc. (2006-2007); formerly Senior Vice President, NASDAQ Stock Market (2002-2003); Formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer) (September 1986-June 1991).

Other Directorships held:**** Trustee, Allianz Funds; Director, Ramtrom Corporation (since 2005).

Randolph W. Westerfield (66), Director since 2002*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Dean Emeritus and Charles B. Thornton Professor of Finance of Marshall School of Business, University of Southern California (2004-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	41

Interested Directors**

Robert F. Gunia (61), President (since 2004) and Director since 1992**** Oversees 149 portfolios in Fund Complex

Principal occupations (5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President of The Greater China Fund, Inc. (since January 2007).

Information pertaining to the officers of the Fund who are not also Directors is set forth below.

Officers**

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Deborah A. Docs (50), Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson (49), Chief Compliance Officer Since 2007

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President–Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Charles H. Field (52), Vice President and Chief Legal Officer Since 2004***

Principal occupations (last 5 years): Managing Director (since January 2007), General Counsel of Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004); Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer Since 2006

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Andrew R. French (45), Assistant Secretary Since 2007

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Alma D. Mercado (49), Assistant Treasurer Since 2007

Principal occupations (last 5 years): Director (since 2000) within Prudential Mutual Fund Administration

42	Visit our website at www.prudential.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

*	“Interested Director”, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or Officer.

****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	43

Approval of Advisory Agreements

On August 10, 2007, the Board of Directors (the “Board”) of Nicholas-Applegate Fund, Inc. (the “Company”), including all of the Independent Directors, met and approved the continuance of the management and subadvisory agreements for the Nicholas-Applegate Growth Equity Fund (the “Fund”) for the following year.

In advance of the meeting, the Contract Committee of the Board (the “Committee”), which is comprised of all the Independent Directors, received and reviewed materials relating to the agreements. The Committee members considered the agreements during a Committee meeting at which representatives of Prudential Investments LLC (“PI”), which serves as the Fund’s investment manager pursuant to a management agreement, and Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”), which serves as the Fund’s subadviser pursuant to the terms of the subadvisory agreement with PI and the Company, made presentations and discussed the information provided, as well as responded to questions. Thereafter, the Committee met without representatives of PI or Nicholas-Applegate participating. During this meeting, the Committee evaluated the information provided and formulated a recommendation to the full Board. The Committee was advised by independent legal counsel as to duties of directors in approving investment advisory agreements. After considering all information they deemed relevant, the Contract Committee determined to recommend to the Board the renewal of the agreements.

In approving the continuance of the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided; the performance of the Fund; the profitability of PI and Nicholas-Applegate; expenses and fees; the potential for economies of scale that may be shared with the Fund and its shareholders; and ancillary benefits to PI and Nicholas-Applegate. In their deliberations, the Directors did not identify any single factor that was dispositive.

The Directors determined that the overall arrangements between the Fund and PI are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board considered information regarding the nature, quality and extent of services provided to the Fund by PI and Nicholas-Applegate.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

Approval of Advisory Agreements (continued)

The Board considered the services provided by PI, including the oversight of the subadviser for the Fund, as well as the provision of fund accounting oversight, compliance review and other services to the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a department within PI, has periodically assisted the Board in its evaluation of the performance and operations of the subadviser. The Board also considered that PI pays the salaries of most of the officers and of one non-independent Director of the Company.

The Board considered the investment subadvisory services provided by Nicholas-Applegate. The Board reviewed the qualifications, backgrounds and responsibilities of Nicholas-Applegate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the subadviser’s adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board noted that over the past few years, there have been a number of changes to the Fund’s portfolio management team, including a significant change in March 2006 in personnel on Nicholas-Applegate’s systematic research and investment team. The Board evaluated the qualifications and capabilities of the current systematic investment team, which is led by Nicholas-Applegate’s Chief Investment Officer and includes personnel from the prior investment team that developed the quantitative model currently in use for the Fund, and includes the lead portfolio manager for the Fund, along with newer team members. In addition, the Board evaluated the representation made by Nicholas-Applegate that adequate personnel and other resources were currently in place to manage the Fund’s portfolio. The Board also considered the continuing positive investment performance by the current team, and reviewed performance information as of June 30, 2007. In addition, the Board considered a report from SIRG on the Fund’s one-, three- and five-year performance for the period ended June 30, 2007.

The Board concluded that the Nicholas-Applegate portfolio management team was qualified and had a robust investment process with adequate resources in place and that it was satisfied with the nature, extent and quality of the investment management services provided by PI and Nicholas-Applegate.

Performance of Nicholas-Applegate Growth Equity Fund

The Board received and considered information about the Fund’s historical performance for various periods, noting that the Fund had achieved performance over the one- and three-year periods ended June 30, 2007 that had exceeded its

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benchmark and was above the Lipper Mid Cap Growth Funds Average, which is the average return of mid-cap growth funds in a peer universe compiled by Lipper Inc., an independent provider of investment company data. The Board also received and reviewed performance information compiled by Lipper Inc. for various periods ended December 31, 2006.

The Board noted that the Fund’s gross and net performance ranked in the first quartile of mid-cap growth funds, as classified by Lipper Inc., for the one- and three-year periods ended December 31, 2006. The Board noted that the three-year Lipper ranking as of June 30, 2007 continued to be first quartile, and that the SIRG report showed that the Fund out-performed its Lipper Mid Cap Growth peer average for the one-, three- and five-year periods ended June 30, 2007 on a gross-of-fees basis. Because the Nicholas-Applegate systematic team did not assume responsibility for the Fund until April 2004, the Board did not consider the Fund’s longer-term historical performance to be as relevant to its considerations. Based upon its evaluation, the Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the contractual management fee for the Fund as compared to comparable mutual funds as provided by Lipper Inc. and to amounts charged by PI to other funds and accounts it manages. The Board also considered the portion of the management fee retained by PI and how that fee compared to the fee PI retained for other funds for which it engaged subadvisers. The Board also considered the subadvisory fee (which is paid to Nicholas-Applegate by PI, and not by the Company) as compared to fees charged by Nicholas-Applegate to its separate accounts managed in a similar style. The Board considered Nicholas-Applegate’s subadvisory fee compared to fees paid by PI to unaffiliated subadvisers as well as to subadvisory fees paid to comparable funds as provided in the Lipper data. The Board considered the contractual fee waiver that was in place for the one year ending April 30, 2008, which PI and Nicholas-Applegate had agreed to extend through April 30, 2009, and noted that the fee waiver agreement was favorable when compared to fees charged to other Nicholas-Applegate clients.

The Board noted that the Fund’s actual management fee for the one year ended December 31, 2006 was below the median of the Lipper 15(c) Peer Group for which information was provided. The Board noted that the Fund’s net total expense ratio ranked in the third quartile of this Peer Group, but also noted that the Fund’s relatively small size and small average account size affects its expense ratio. The Board recognized the efforts made by PI and Nicholas-Applegate, along with the Board, to reduce the Fund’s total expense ratio, particularly over the past year, and

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

Approval of Advisory Agreements (continued)

noted the expense ratio is less than it was in prior years. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI and Nicholas-Applegate

The Board reviewed information on the estimated 2006 profitability to PI in serving as the Fund’s investment manager. The Board also reviewed data from Nicholas-Applegate regarding the estimated profitability to it in serving as the Fund’s subadviser. The Board noted that PI had negligible profit from the Fund and concluded that the profitability to Nicholas-Applegate was not unreasonable.

Economies of Scale

The Board noted that the contractual management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that the breakpoints included in the fee schedule were reasonable. The Board noted that the fee waiver provided by Nicholas-Applegate for the contract renewal period effectively gives the Fund the advantage of those breakpoints at the Fund’s initial dollar, even though the Fund was of a size that it would have been unable to realize any meaningful economies of scale. The Board concluded that, with the fee waiver, the Fund’s fee structure was reasonable.

Other Benefits to PI and Nicholas-Applegate

The Board considered potential ancillary benefits that might be received by PI and Nicholas-Applegate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), net sales loads and 12b-1 fees received by affiliates, as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Nicholas-Applegate included the ability to use soft dollar credits. The Board concluded that, after taking these benefits into account, the management and subadvisory fees were reasonable.

Conclusion

After considering all relevant factors, the Board determined that the Fund benefits from the services provided by PI and Nicholas-Applegate under the management and subadvisory agreements. No single factor was determinative in the Board’s analysis.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/07
	One Year	Five Years	Ten Years
Class A	1.57%	12.74%	2.96%
Class B	1.67	12.99	2.72
Class C	5.67	13.11	2.72
Class Z	7.80	14.26	3.80

Average Annual Total Returns (Without Sales Charges) as of 12/31/07
	One Year	Five Years	Ten Years
Class A	7.48%	14.02%	3.54%
Class B	6.67	13.11	2.72
Class C	6.67	13.11	2.72
Class Z	7.80	14.26	3.80

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.82%; Class B, 2.52%; Class C, 2.52%; Class Z, 1.52%. Net operating expenses apply to: Class A, 1.52%; Class B, 2.27%; Class C, 2.27%; Class Z, 1.27%, after contractual reduction through 4/30/2009.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the Russell Midcap® Growth Index and the S&P MidCap 400 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (December 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables on the prior page, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003 through May 31, 2004, Prudential Investments LLC (PI) voluntarily agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. For the period June 1, 2004 through May 31, 2005, PI contractually agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $40 million, and 0.70% thereafter. For the period June 1, 2005 through April 30, 2006, PI contractually agreed to extend this reduced management fee. For the period May 1, 2006 through August 30, 2008, PI has contractually agreed to a reduced management fee of 0.70% of average daily net assets. Without this reduced management fee, the returns would have been lower.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives an indication of how U.S. mid-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase and a 12b-1 fee of 1% annually. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the Fund’s website at www.prudential.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Fred C. Applegate, Chairman • Dann V. Angeloff • Theodore J. Coburn • Robert F. Gunia • Randolph W. Westerfield

OFFICERS
Robert F. Gunia, President and Chief Executive Officer • Charles Field, Vice President and Chief Legal Officer • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Alma D. Mercado, Assistant Treasurer • Deborah A. Docs, Secretary • Andrew R. French, Assistant Secretary • Valerie M. Simpson, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	8800 Tinicum Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Vedder Price P.C.	222 North LaSalle Street Chicago, IL 60601

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A143926    Ed. 02/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board of Directors has designated Mr. Theodore J. Coburn as an “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2007 and December 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $29,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $50,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date February 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
President and Principal Executive Officer

Date February 20, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 20, 2008

*	Print the name and title of each signing officer under his or her signature.